Exhibit 99.1

NEWS RELEASE

The Hartford Commences Debt Reduction Component Of Capital Management Plan

Announces cash tender offers for an aggregate principal amount of $800 million of senior debt

Hartford, Conn., March 7, 2013 –The Hartford today commenced the debt reduction component of its previously announced capital management plan with the launch of cash tender offers for an aggregate principal amount of $800 million of senior debt. As part of this plan, the company expects to reduce its debt outstanding by approximately $1 billion. This includes the previously announced intent to repay 2013 and 2014 debt maturities totaling $520 million, as well as the effect of the tender offers, net of a proposed new issue of long-term senior debt securities that The Hartford intends to issue, subject to market conditions, as described below.

The Hartford, together with Hartford Life, Inc. as provided below, the “Offeror”, announced today the commencement of tender offers (the “Offers”, and each an “Offer”) comprising:

•

an Offer (the “First Tranche Dutch Auction Offer”) to purchase up to $300 million (subject to increase, the “First Tranche Dutch Auction Tender Cap”) aggregate principal amount of the “First Tranche Dutch Auction Notes” set forth in the table below;

•

an Offer (the “Second Tranche Dutch Auction Offer”) to purchase up to $150 million (subject to increase, the “Second Tranche Dutch Auction Tender Cap”) aggregate principal amount of the “Second Tranche Dutch Auction Notes” set forth in the table below, in each case at a purchase price determined in accordance with the procedures of a modified “Dutch Auction”; and

•

together, with Hartford Life, Inc. with respect to two series of notes issued by Hartford Life, Inc. indicated in the table below, an Offer (the “Waterfall Offer”) to purchase up to $350 million (subject to increase, the “Waterfall Tender Cap”) aggregate principal amount of the “Waterfall Notes” set forth in the table below, each at a price determined by reference to a fixed spread above the bid-side yield on the applicable reference security and accepted in accordance with the acceptance priority level set forth in the table below.

The Hartford intends, as part of its overall capital management plan, to issue, subject to market conditions, new long-term senior debt securities in an amount equal to all or a portion of the amount purchased or expected to be purchased in the Waterfall Tender

Offer. Any such offering of debt securities, should any be effected, may occur before or after the expiration of the Offers. The Offers are not conditioned on any issuance of debt securities and are not offers to sell or solicitation of an offer to purchase such debt securities (which will be made only pursuant to a prospectus supplement and accompanying prospectus, pursuant to our existing effective shelf registration statement). Each Offer is also subject to the satisfaction or waiver of certain other conditions specified in the Offer to Purchase. No Offer is conditioned on the tender of any minimum principal amount of Notes or the completion of any of the Offers.

						Acceptable Bid Spread Range (1) (2)
Title of Notes	CUSIP Numbers	Acceptance Priority Level	Principal Amount Outstanding (millions)	Early Tender Payment(1)	Fixed Spread (bps) (1) (2)	Minimum Spread (bps)	Base Spread (bps)	Reference U.S. Treasury Security	Bloomberg Reference Page
Dutch Auction Offers
First Tranche Dutch Auction Notes
7.300% Debentures due 2015	45068HAF3	N/A	$200.0	$30	N/A	45	85	0.250% due February 28, 2015	PX1
6.300% Senior Notes due 2018	416515AU8	N/A	$500.0	$30	N/A	75	115	0.750% due February 28, 2018	PX1
6.000% Senior Notes due 2019	416515AV6	N/A	$500.0	$30	N/A	130	170	0.750% due February 28, 2018	PX1
Second Tranche Dutch Auction Notes
5.500% Senior Notes due 2016	416515AR5	N/A	$300.0	$30	N/A	70	110	0.375% due February 15, 2016	PX1
5.375% Senior Notes due 2017	416515AT1	N/A	$500.0	$30	N/A	40	80	0.750% due February 28, 2018	PX1
4.000% Senior Notes due 2017	416518AA6	N/A	$325.0	$30	N/A	60	100	0.750% due February 28, 2018	PX1
4.000% Senior Notes due 2015	416515AY0	N/A	$300.0	$30	N/A	50	90	0.250% due February 28, 2015	PX1
Waterfall Offer
Waterfall Notes
7.650% Debentures due 2027*	416592AC7	1	$148.9	$30	225	N/A	N/A	2.000% due February 15, 2023	PX1
7.375% Senior Notes due 2031*	416592AE3	2	$92.4	$30	125	N/A	N/A	2.750% due November 15, 2042	PX1
6.625% Senior Notes due 2042	416518AC2	3	$425.0	$30	140	N/A	N/A	2.750% due November 15, 2042	PX1
6.625% Senior Notes due 2040	416515BA1	4	$300.0	$30	140	N/A	N/A	2.750% due November 15, 2042	PX1
5.950% Senior Notes due 2036	416515AS3	5	$300.0	$30	140	N/A	N/A	2.750% due November 15, 2042	PX1
6.100% Senior Notes due 2041	416515AP9	6	$408.8	$30	140	N/A	N/A	2.750% due November 15, 2042	PX1

(1)	Per $1,000 principal amount of Notes accepted for purchase. We will also pay accrued and unpaid interest to, but not including, the applicable Settlement Date (defined below).
(2)	Includes the applicable Early Tender Payment.
*	Issued by Hartford Life, Inc.

The terms and conditions of the Offers are described in the offer to purchase dated March 7, 2012 (the “Offer to Purchase”) and the related letter of transmittal (the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer Documents”).

The Offers will expire at 11:59 p.m., New York City time, on April 3, 2013, unless extended or earlier terminated by the Offeror (such date and time with respect to an Offer, as the same may be extended or earlier terminated, the “Expiration Time”). Holders must validly tender and not properly withdraw their Notes at or prior to 5:00 p.m., New York City time, on March 20, 2013, unless extended by the Offeror (such date and time with respect to an Offer, the “Early Tender Time”) in order to be eligible to receive the applicable Full Tender Offer Consideration (defined below), which includes the applicable early tender payment set forth in the table above (the “Early Tender Payment”). Holders that validly tender their Notes after the applicable Early Tender Time and at or prior to the applicable Expiration Time for an Offer will not be eligible to receive the Early Tender Payment and will only be eligible to receive the applicable Late Tender Offer Consideration. The Price Determination Time will be 2:00 p.m., New York City time, on March 21, 2013, unless extended by the Offeror. In each case, Holders that validly tender Notes that are accepted for purchase by the Offeror will receive accrued and unpaid interest from, and including, the last interest payment date to, but not including, the Settlement Date for such Notes, in each case rounded to the nearest cent (“Accrued Interest”). Notes validly tendered may be withdrawn at any time on or prior to 5:00 p.m., New York City time, on March 20, 2013, unless extended by the Offeror (such date and time with respect to an Offer, as the same may be extended, the “Withdrawal Deadline”), but not thereafter.

Acceptance of Notes with respect to each Offer is subject to proration if such Offer is oversubscribed. If any Notes are purchased in an Offer, Notes tendered at or prior to the applicable Early Tender Time will be accepted for purchase in priority to other Notes tendered in the same Offer after the applicable Early Tender Time. Accordingly, if the First Tranche Dutch Auction Tender Cap, Second Tranche Dutch Auction Tender Cap or the Waterfall Tender Cap is reached in respect of tenders made at or prior to the applicable Early Tender Time, no First Tranche Dutch Auction Notes, Second Tranche Dutch Auction Notes or Waterfall Notes, respectively, that are tendered after the applicable Early Tender Time will be accepted for purchase.

Following the applicable Early Tender Time and prior to the applicable Expiration Time, the Offeror may, but is not obligated, with respect to any Offer, elect to accept the Notes validly tendered at or prior to the applicable Early Tender Time, provided that all conditions to such Offer have been satisfied or waived by the Offeror and settle such Notes at such time or promptly thereafter (such date of settlement with respect to an Offer, the “Early Settlement Date”). The “Final Settlement Date” with respect to an Offer is the date that the Offeror settles all Notes not previously settled on the applicable Early Settlement Date, if any, and the Offeror expects such date to be one business day following the applicable Expiration Time. The Early Settlement Date is expected to be March 26, 2013, and the Final Settlement Date is expected to be April 4, 2013, in each case subject to change without notice. The Offeror refers to each of the Early Settlement Date and the Final Settlement Date as a “Settlement Date.”

Capitalized terms used in this press release and not defined herein have the meanings given to them in the Offer to Purchase.

BofA Merrill Lynch, Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, are acting as dealer managers for the Offers. For additional information regarding the terms of the Offers, please contact: BofA Merrill Lynch at 888-292-0070 (toll-free) or 980-683-3215 (collect), Credit Suisse Securities (USA) LLC at 800-820-1653 (toll-free) or 212-538-2147 (collect) or J.P. Morgan Securities LLC at 866-834-4666 (toll-free) or 212-834-4811 (collect). Requests for the Offer Documents may be directed to D.F. King & Co., Inc., which is acting as the Tender Agent and Information Agent for the Offers, at 212-269-5550 or 800-488-8095 (toll-free).

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER OR SOLICITATION TO PURCHASE NOTES. THE OFFERS TO PURCHASE ARE BEING MADE SOLELY PURSUANT TO THE OFFER DOCUMENTS, WHICH SET FORTH THE COMPLETE TERMS OF THE OFFERS THAT HOLDERS OF THE NOTES SHOULD CAREFULLY READ PRIOR TO MAKING ANY DECISION.

THE OFFER DOCUMENTS DO NOT CONSTITUTE AN OFFER OR SOLICITATION TO PURCHASE NOTES IN ANY JURISDICTION IN WHICH, OR TO OR FROM ANY PERSON TO OR FROM WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION UNDER APPLICABLE SECURITIES OR BLUE SKY LAWS. IN ANY JURISDICTION IN WHICH THE SECURITIES, BLUE SKY OR OTHER LAWS REQUIRE THE OFFERS TO BE MADE BY A LICENSED BROKER OR DEALER, THE OFFERS WILL BE DEEMED TO BE MADE ON BEHALF OF THE OFFEROR BY ANY OR ALL DEALER MANAGERS, IF ONE OR MORE OF THE DEALER MANAGERS ARE LICENSED BROKERS OR DEALERS UNDER THE LAWS OF SUCH JURISDICTION, OR BY ONE OR MORE REGISTERED BROKERS OR DEALERS THAT ARE LICENSED UNDER THE LAWS OF SUCH JURISDICTION.

NEITHER THIS PRESS RELEASE NOR THE OFFER DOCUMENTS CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO PURCHASE WITH RESPECT TO ANY DEBT SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR PURCHASE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. THE HARTFORD HAS FILED A SHELF REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) PURSUANT TO WHICH ANY OFFERING OF DEBT SECURITIES REFERRED TO ABOVE WOULD BE MADE. IN CONNECTION WITH THE COMMENCEMENT OF ANY SUCH OFFERING, THE HARTFORD WILL FILE A PROSPECTUS SUPPLEMENT WITH THE SEC.

About The Hartford

With more than 200 years of expertise, The Hartford (NYSE:HIG) is a leader in property and casualty insurance, group benefits and mutual funds. The company is widely recognized for its excellence, sustainability practices, trust and integrity. More information on the company and its financial performance is available at www.thehartford.com.

SAFE HARBOR STATEMENT

Some of the statements in this release should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “projects” and similar references to the future. Examples of forward-looking statements include, but are not limited to, statements the company makes regarding future results of operations. The Hartford cautions investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ. These important risks and uncertainties include: challenges related to The Hartford’s and its subsidiaries’ (collectively, the “Company”) current operating environment, including continuing uncertainty about the strength and speed of the recovery in the United States and other key economies and the impact of governmental stimulus and austerity initiatives, sovereign credit concerns, a sustained low interest rate environment, higher tax rates and other potentially adverse developments on financial, commodity and credit markets and consumer and business spending and investment and the effect of these events on our returns in investment portfolios and our hedging costs associated with our variable annuities business; the risks, challenges and uncertainties associated with our capital management plan and our strategic realignment to focus on our property and casualty, group benefits and mutual fund businesses, place our Individual Annuity business into run-off and the sale of the Individual Life, Woodbury Financial Services and the Retirement Plans businesses; execution risk related to the continued reinvestment of our investment portfolios and refinement of our hedge program for our run-off annuity block; market risks associated with our business, including changes in interest rates, credit spreads, equity prices, market volatility and foreign exchange rates, and implied volatility levels, as well as continuing uncertainty in key sectors such as the global real estate market; the possibility of unfavorable loss development including with respect to long-tailed exposures; the possibility of a pandemic, earthquake, or other natural or man-made disaster that may adversely affect our businesses; weather and other natural physical events, including the severity and frequency of storms, hail, winter storms, hurricanes and tropical storms, as well as climate change and its potential impact on weather patterns; risk associated with the use of analytical models in making decisions in key areas such as underwriting, capital, reserving, and catastrophe risk management; the uncertain effects of emerging claim and coverage issues; the Company’s ability to effectively price its property and casualty policies, including its ability to obtain regulatory consents to pricing actions or to non-renewal or withdrawal of certain product lines; the impact on our statutory capital of various factors, including many that are outside the Company’s control, which can in turn affect our credit and financial strength ratings, cost of capital, regulatory compliance and other aspects of our business and results; risks to our business, financial position, prospects and results associated with negative rating actions or downgrades in the Company’s financial strength and credit ratings or negative rating actions or downgrades relating to our investments; the impact on our investment portfolio if our investment portfolio is concentrated in any particular segment of the economy; volatility in our earnings and potential material changes to our results resulting from our adjustment of our risk management program to emphasize protection of economic value; the potential for differing interpretations of the methodologies, estimations and assumptions that underlie the valuation of the Company’s financial instruments that could result in changes to investment valuations; the subjective determinations that underlie the Company’s evaluation of other-than-temporary impairments on available-for-sale securities; losses due to nonperformance or defaults by others; the potential for further acceleration of deferred policy acquisition cost amortization; the potential for further impairments of our goodwill or the potential for changes in valuation allowances against deferred tax assets; the possible occurrence of terrorist attacks and the Company’s ability to contain its exposure, including the effect of the absence or insufficiency of applicable terrorism legislation on coverage; the difficulty in predicting the Company’s potential exposure for asbestos and environmental claims; the response of reinsurance companies under reinsurance contracts and the availability, pricing and adequacy of reinsurance to protect the Company against losses; actions by our competitors, many of which are larger or have greater financial resources than we do; the Company’s ability to distribute its products through distribution channels, both current and future; the cost and other effects of increased regulation as a result of the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which, among other effects, vests a Financial Services Oversight Council with the power to designate “systemically important” institutions, will require central clearing of, and/or impose new margin and capital requirements on, derivatives transactions, and created a new “Federal Insurance Office” within the U.S. Department of the Treasury; unfavorable judicial or legislative developments; the potential effect of other domestic and foreign regulatory developments, including those that could adversely impact the demand for the Company’s products, operating costs and required capital levels; regulatory limitations on the ability of the Company and certain of its subsidiaries to declare and pay dividends; the Company’s ability to maintain the availability of its systems and safeguard the security of its data in the event of a disaster, cyber or other information security incident or other unanticipated event; the risk that our framework for managing operational risks may not be effective in mitigating material risk and loss to the Company; the potential for difficulties arising from outsourcing relationships; the impact of changes in federal or state tax laws; regulatory requirements that could delay, deter or prevent a takeover attempt that shareholders might consider in their best interests; the impact of potential changes in accounting principles and related financial reporting requirements; the impact of any future errors in financial reporting; the Company’s ability to protect its intellectual property and defend against claims of infringement; the Offeror’s ability to consummate each of the Offers and the Company’s ability to otherwise implement its capital management plan, including The Hartford Financial

Services Group’s intent to issue the debt securities referred to herein; and other factors described in such forward-looking statements and other factors described in The Hartford’s 2012 Annual Report on Form 10-K, and other filings The Hartford makes with the Securities and Exchange Commission.

Any forward-looking statement made by the company in this release speaks only as of the date of this release. Factors or events that could cause the company’s actual results to differ may emerge from time to time, and it is not possible for the company to predict all of them. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

Source: The Hartford

HIG-F

Media Contacts

Shannon Lapierre, 860-547-5624

shannon.lapierre@thehartford.com

or

Thomas Hambrick, 860-547-9746

thomas.hambrick@thehartford.com

or

Investor Contacts

Sabra Purtill, CFA, 860-547-8691

sabra.purtill@thehartford.com

or

Sean Rourke, 860-547-5688

sean.rourke@thehartford.com

7